Retirement Plans (Schedule of Cost of Retirement Plans) (detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Mar. 31, 2014	Mar. 31, 2013	Mar. 31, 2012
Defined Benefit Plan, Net Periodic Benefit Cost [Abstract]
Service cost	$ 7,752	$ 6,988	$ 5,424
Interest cost	7,592	7,265	6,837
Expected return on plan assets	9,938	8,603	8,140
Amortization of net loss	(2,434)	(3,190)	(1,350)
Amortization of transition assets	0	0	(227)
Net periodic benefit cost	$ 7,840	$ 8,840	$ 5,244